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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 27, 2002


                             Alderwoods Group, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   000-33277                      52-1522627
   ---------------         ------------------------       ----------------------
   (State or other         (Commission File Number)           (IRS Employer
    jurisdiction)                                         Identification Number)


      311 Elm Street, Suite 1000, Cincinnati, Ohio                 45202
      --------------------------------------------               ----------
        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (513) 768-7400
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5              OTHER EVENTS

                     Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99, which includes the unaudited consolidated balance sheet of the registrant as of December 31, 2001 and the unaudited fourth quarter results of The Loewen Group Inc., predecessor to the registrant.



EXHIBIT NO.         DESCRIPTION
-----------         -----------

Exhibit 99          Alderwoods Group, Inc. Press Release dated March 27, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 28, 2002


                                   ALDERWOODS GROUP, INC.




                                   By: /s/ Bradley D. Stam
                                       ---------------------------------------
                                   Name: Bradley D. Stam
                                   Title: Senior Vice President, Legal & Asset
                                   Management


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                                  EXHIBIT INDEX


NUMBER              EXHIBIT
------              -------

99                  Alderwoods Group, Inc.
                    Press Release dated March 27, 2002